Exhibit 99.1

Contacts:
Media	Investors
Brad Bishop	Sean F. O’Hara	James T. Crines
574-372-4291	574-371-8032	574-372-4264
bradley.bishop@zimmer.com	sean.f.ohara@zimmer.com	james.crines@zimmer.com
Zimmer Reports Third Quarter 2007 Financial Results
•	Net Sales of $903 million represents an increase of 10% reported (8% constant currency)

•	Worldwide Reconstructive Sales increased 11% reported (9% constant currency)

•	Zimmer Dental Sales increased 19% reported (17% constant currency) and Extremities Sales increased 36% reported (33% constant currency)

•	Diluted EPS were $0.19 reported, a decrease of 75% over the prior year period (including a $169.5 million settlement charge), and $0.91 adjusted, an increase of 18% over the prior year period
(WARSAW, IN) October 24, 2007 — Zimmer Holdings, Inc. (NYSE and SWX: ZMH) today reported financial results for the quarter ended September 30, 2007. For the quarter, the Company announced net sales of $903 million, an increase of 10% reported and 8% constant currency over the prior year period. Diluted earnings per share for the quarter were $0.19 reported, a decrease of 75% reported (including the previously reported $169.5 million charge related to the resolution of a federal investigation), and $0.91 adjusted, an increase of 18% adjusted, in line with First Call consensus estimates.
“This was a quarter of solid sales growth and earnings achievement while we advanced our strategic direction through acquisition,” said David Dvorak, Zimmer Holdings President and CEO. “Our Zimmer® Gender Solutions™ Knee drove growth in our knee product line during the quarter and we are looking forward to the full release of the Natural-Knee® Gender Flex

Knee system in 2008, which will add gender-specific design features and high-flexion capability to an established and successful brand.”
During the quarter, the Company announced it had entered into a definitive agreement to acquire ORTHOsoft Inc., a market leader in computer surgical navigation in orthopaedics. “With our SmartTools strategic initiative, we are focused on becoming a leader in improving operating room efficiency and enhancing surgical outcomes through the use of innovative navigation devices and cutting tools,” said Dvorak. “The ORTHOsoft acquisition will enable us to advance these concepts across our various businesses and allow us to vertically integrate our existing Zimmer® Computer Assisted Solutions (CAS) efforts.” The Company expects this transaction to be completed in early November.
As previously announced, on September 27 the Company entered into resolution agreements with the federal government regarding an ongoing investigation into relationships between orthopaedic providers and consulting surgeons. As part of the settlement, the Company paid a civil settlement amount of $169.5 million during the quarter, which resulted in a non-recurring impact of $0.72 to reported diluted earnings per share.
In the third quarter, the Company purchased 1.97 million common shares for a total of $155 million under its stock repurchase program, leaving authority to make up to $736.8 million in additional purchases through December 31, 2008. The Company has purchased 5.6 million shares for a total of $460.6 million in the first nine months of 2007.
Sales Tables
The following tables provide sales results by geographic segment and product category, as well as the percentage change compared to the prior year quarter and nine months on both a reported and constant currency basis.

NET SALES — THREE MONTHS ENDED SEPTEMBER 30, 2007
(in millions, unaudited)

			Constant
	Net	Reported	Currency
	Sales	% Growth	% Growth
Geographic Segments
Americas	$547	9%	9%
Europe	226	15	8
Asia Pacific	130	8	5

Total	903	10	8

Product Categories Reconstructive
Americas	444	10	9
Europe	201	15	8
Asia Pacific	106	11	7

Total	751	11	9

Knees
Americas	248	10	10
Europe	81	13	6
Asia Pacific	49	17	12

Total	378	12	9

Hips
Americas	150	7	6
Europe	101	13	6
Asia Pacific	48	3	1

Total	299	8	5

Extremities	24	36	33

Dental	50	19	17

Trauma	49	2	0

Spine	46	9	7

OSP and other	57	5	4

NET SALES — NINE MONTHS ENDED SEPTEMBER 30, 2007
(in millions, unaudited)

			Constant
	Net	Reported	Currency
	Sales	% Growth	% Growth
Geographic Segments
Americas	$1,683	9%	9%
Europe	752	13	6
Asia Pacific	389	9	7

Total	2,824	10	8

Product Categories Reconstructive
Americas	1,373	10	10
Europe	675	14	6
Asia Pacific	314	10	8

Total	2,362	11	9

Knees
Americas	767	9	9
Europe	284	13	6
Asia Pacific	141	16	13

Total	1,192	11	9

Hips
Americas	465	8	8
Europe	330	10	3
Asia Pacific	145	3	2

Total	940	8	5

Extremities	74	34	32

Dental	156	21	19

Trauma	150	4	3

Spine	141	8	7

OSP and other	171	7	6

Net earnings for the third quarter were $45 million on a reported basis and $215 million on an adjusted basis, an increase of 15% adjusted over the prior year period. Net earnings for the first nine months of 2007 were $509 million on a reported basis and $686 million on an adjusted basis, an increase of 15% adjusted over the prior year period.
Guidance
The Company said it expects fourth quarter 2007 sales to be in a range of $1.027 to $1.032 billion, or 10% to 11% growth over prior year, and adjusted diluted earnings per share for the fourth quarter to be in a range of $1.03 to $1.05, representing 1% to 3% growth over prior year.
This updated sales guidance reflects a $33 million to $38 million reduction in constant currency growth offset by an increase in contribution from foreign exchange of $15 million, assuming current rates. The Company attributes the fourth quarter sales reductions primarily to lower anticipated sequential growth rates in the Americas.
The Company’s new fourth quarter 2007 guidance for adjusted diluted earnings per share represents a reduction of approximately $0.11 to $0.13 from previous guidance. The reduction reflects the negative impact of: (i) approximately $0.07 to $0.08 from the expected sales reductions; (ii) approximately $0.01 from foregone interest income related to the payment of the $169.5 million civil settlement; (iii) approximately $0.02 to $0.03 relating to estimated payments and expense reimbursements to the Company’s appointed monitor; and (iv) approximately $0.01 from the expected acquisition of ORTHOsoft.
With these updates, the Company expects full-year 2007 revenue to be in a range of $3.851 to $3.856 billion, an increase of 10% over prior year, and adjusted diluted earnings per share to be approximately $3.91 to $3.93, an increase of 14% over prior year.

Conference Call
The Company will conduct its third quarter 2007 investor conference call on October 25, 2007, at 8:00 a.m. Eastern Time. The live audio webcast can be accessed via Zimmer’s Investor Relations website at http://investor.zimmer.com. It will be archived for replay following the conference.
Individuals who wish to dial into the conference call may do so at (800) 406-1106. International callers should dial (706) 634-7075. A digital recording will be available two hours after the completion of the conference call from October 25, 2007 to November 8, 2007. To access the recording, US/Canada callers should dial (800) 642-1687, or for International callers, dial (706) 645-9291, and enter the Conference ID, 19069309. A copy of this press release and other financial and statistical information about the periods to be presented in the conference call will be accessible through the Zimmer website at http://investor.zimmer.com.
About the Company
Founded in 1927 and headquartered in Warsaw, Indiana, Zimmer is the worldwide #1 pure-play orthopaedic leader in designing, developing, manufacturing and marketing joint reconstruction, dental and spinal implants, as well as trauma devices and orthopaedic surgical products. Zimmer has operations in more than 24 countries around the world and sells products in more than 100 countries. Zimmer’s 2006 sales were approximately $3.5 billion. The Company is supported by the efforts of more than 7,000 employees worldwide.
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For more information about Zimmer, visit www.zimmer.com

Note on Non-GAAP Financial Measures
As used in this press release, the term “adjusted” refers to operating performance measures that exclude settlement, acquisition, integration and other expenses. The term “constant currency” refers to any financial measure that excludes the effect of changes in foreign currency exchange rates. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure are included in this press release.
Zimmer Safe Harbor Statement
This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 based on current expectations, estimates, forecasts and projections about the orthopaedics industry, management’s beliefs and assumptions made by management. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” and “seeks” or the negative of such terms or other variations on such terms or comparable terminology. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, our ability to successfully integrate acquired businesses, the impact of our settlement of the federal investigation into financial relationships with consulting surgeons, including our compliance with the Deferred Prosecution Agreement through March 2009 and the Corporate Integrity Agreement through 2012, the outcome of the Department of Justice Antitrust Division investigation announced in June 2006, the outcome of the informal investigation by the Securities and Exchange Commission into U.S. Foreign Corrupt Practices Act matters, price and product competition, rapid technological development, demographic changes, dependence on new product development, the mix of our products and services, supply and prices of raw materials and products, customer demand for our products and services, control of costs and expenses, our ability to form and implement alliances, international growth, governmental laws and regulations affecting our U.S. and international businesses, including tax obligations and risks, product liability and intellectual property litigation losses, reimbursement levels from third-party payors, general industry and market conditions and growth rates and general domestic and international economic conditions including interest rate and currency exchange rate fluctuations. For a further list and description of such risks and uncertainties, see our periodic reports filed with the U.S. Securities and Exchange Commission. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be set forth in our periodic reports. Readers of this document are cautioned not to place undue reliance on these forward-looking statements, since, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this document.

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2007 and 2006
(in millions, except per share amounts, unaudited)

	2007	2006	% Inc/Dec
Net Sales	$903.2	$819.8	10%
Cost of products sold	199.2	183.2	9

Gross Profit	704.0	636.6	11

Research and development	53.0	46.7	14
Selling, general and administrative	352.6	330.4	7
Settlement	169.5	—	100
Acquisition, integration and other expense	2.9	5.0	(41)

Operating expenses	578.0	382.1	51

Operating Profit	126.0	254.5	(50)
Interest income, net	1.8	0.6	270

Earnings before income taxes and minority interest	127.8	255.1	(50)
Provision for income taxes	83.4	71.9	16
Minority interest	0.1	0.1	(58)

Net Earnings	$44.5	$183.3	(76)

Earnings Per Common Share
Basic	$0.19	$0.76	(75)
Diluted	$0.19	$0.76	(75)

Weighted Average Common Shares Outstanding
Basic	234.9	240.4
Diluted	236.8	242.6

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 and 2006
(in millions, except per share amounts, unaudited)

	2007	2006	% Inc/(Dec)
Net Sales	$2,824.0	$2,561.8	10%
Cost of products sold	622.0	572.6	9

Gross Profit	2,202.0	1,989.2	11

Research and development	158.8	142.7	11
Selling, general and administrative	1,088.5	1,010.1	8
Settlement	169.5	—	100
Acquisition, integration and other expense	9.5	9.5	0

Operating expenses	1,426.3	1,162.3	23

Operating Profit	775.7	826.9	(6)
Interest income, net	2.9	2.3	29

Earnings before income taxes and minority interest	778.6	829.2	(6)
Provision for income taxes	268.9	239.0	13
Minority interest	(0.3)	(0.4)	11

Net Earnings	$509.4	$589.8	(14)

Earnings Per Common Share
Basic	$2.16	$2.41	(10)
Diluted	$2.14	$2.39	(10)

Weighted Average Common Shares Outstanding
Basic	236.3	244.6
Diluted	238.4	246.8

ZIMMER HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions)

	September 30,	December 31,
	2007	2006
	(unaudited)
Assets
Current Assets:
Cash and equivalents	$313.0	$265.7
Restricted cash	2.5	2.4
Receivables, net	652.1	625.5
Inventories, net	732.2	638.3
Other current assets	200.1	214.3

Total current assets	1,899.9	1,746.2

Property, plant and equipment, net	914.0	807.1
Goodwill	2,558.9	2,515.6
Intangible assets, net	739.8	712.6
Other assets	254.6	192.9

Total Assets	$6,367.2	$5,974.4

Liabilities and Shareholders’ Equity

Current liabilities	$707.3	$628.2
Other long-term liabilities	301.0	323.4
Long-term debt	103.2	99.6
Minority interest	2.5	2.7
Shareholders’ equity	5,253.2	4,920.5

Total Liabilities and Shareholders’ Equity	$6,367.2	$5,974.4

Note: Reflects the adoption of Financial Accounting Standards Board Interpretation No. 48 as of January 1, 2007.

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 and 2006
(in millions, unaudited)

	2007	2006
Cash flows provided by (used in) operating activities
Net earnings	$509.4	$589.8
Depreciation and amortization	167.6	144.8
Share-based compensation	53.5	56.0
Income tax benefits from stock option exercises	39.6	5.8
Excess income tax benefits from stock option exercises	(26.5)	(3.7)
Changes in operating assets and liabilities
Income taxes	41.6	67.6
Receivables	3.8	(47.9)
Inventories	(66.4)	(34.5)
Accounts payable and accrued expenses	(1.4)	22.7
Other assets and liabilities	(58.7)	(7.0)

Net cash provided by operating activities	662.5	793.6

Cash flows provided by (used in) investing activities
Additions to instruments	(106.2)	(93.0)
Additions to other property, plant and equipment	(117.8)	(84.4)
Proceeds from sale of property, plant and equipment	—	16.2
Acquisitions, net of acquired cash	(108.1)	(13.5)

Net cash used in investing activities	(332.1)	(174.7)

Cash flows provided by (used in) financing activities
Proceeds from employee stock compensation plans	145.8	25.4
Excess income tax benefits from stock option exercises	26.5	3.7
Repurchase of common stock	(460.6)	(630.9)
Net proceeds on lines of credit	—	18.8

Net cash used in financing activities	(288.3)	(583.0)

Effect of exchange rates on cash and equivalents	5.2	6.5

Increase in cash and equivalents	47.3	42.4
Cash and equivalents, beginning of period	265.7	233.2

Cash and equivalents, end of period	$313.0	$275.6

Consolidated cash flows for the nine months ended September 30, 2007 include the correction of an error in presentation of $20.2 million, which had previously been reported in the first quarter of 2007 as a component of the change in receivables in operating cash flows and is now appropriately reported as proceeds from employee stock compensation in financing cash flows for the nine-month period.

ZIMMER HOLDINGS, INC.
NET SALES BY GEOGRAPHIC SEGMENT
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2007 and 2006
(in millions, unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2007	2006	% Inc/(Dec)	2007	2006	% Inc/(Dec)
Americas	$547.0	$502.4	9%	$1,682.9	$1,539.3	9%
Europe	226.0	196.9	15	752.0	664.0	13
Asia Pacific	130.2	120.5	8	389.1	358.5	9

Total	$903.2	$819.8	10	$2,824.0	$2,561.8	10

ZIMMER HOLDINGS, INC.
NET SALES BY PRODUCT CATEGORY
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2007 and 2006
(in millions, unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2007	2006	% Inc/(Dec)	2007	2006	% Inc/(Dec)
Reconstructive	$750.7	$675.1	11%	$2,361.8	$2,126.2	11%
Trauma	49.6	48.4	2	150.0	144.2	4
Spine	45.8	42.2	9	141.5	131.3	8
OSP and other	57.1	54.1	5	170.7	160.1	7

Total	$903.2	$819.8	10	$2,824.0	$2,561.8	10

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED % GROWTH TO
CONSTANT CURRENCY % GROWTH
(unaudited)

	For the Three Months Ended
	September 30, 2007
		Foreign	Constant
	Reported	Exchange	Currency
	% Growth	Impact	% Growth
Geographic Segments
Americas	9%	0%	9%
Europe	15	7	8
Asia Pacific	8	3	5
Total	10	2	8

Product Categories Reconstructive
Americas	10	1	9
Europe	15	7	8
Asia Pacific	11	4	7
Total	11	2	9

Knees
Americas	10	0	10
Europe	13	7	6
Asia Pacific	17	5	12
Total	12	3	9

Hips
Americas	7	1	6
Europe	13	7	6
Asia Pacific	3	2	1
Total	8	3	5

Extremities	36	3	33

Dental	19	2	17

Trauma	2	2	0

Spine	9	2	7

OSP and other	5	1	4

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED % GROWTH TO
CONSTANT CURRENCY % GROWTH
(unaudited)

	For the Nine Months Ended
	September 30, 2007
		Foreign	Constant
	Reported	Exchange	Currency
	% Growth	Impact	% Growth
Geographic Segments
Americas	9%	0%	9%
Europe	13	7	6
Asia Pacific	9	2	7
Total	10	2	8

Product Categories Reconstructive
Americas	10	0	10
Europe	14	8	6
Asia Pacific	10	2	8
Total	11	2	9

Knees
Americas	9	0	9
Europe	13	7	6
Asia Pacific	16	3	13
Total	11	2	9

Hips
Americas	8	0	8
Europe	10	7	3
Asia Pacific	3	1	2
Total	8	3	5

Extremities	34	2	32

Dental	21	2	19

Trauma	4	1	3

Spine	8	1	7

OSP and other	7	1	6

ZIMMER HOLDINGS, INC.
Reconciliation of Net Earnings and Adjusted Net Earnings
For the Three Months Ended September 30, 2007 and 2006
(in millions, unaudited)

	Three Months
	Ended September 30,
	2007	2006
Net Earnings	$44.5	$183.3
Settlement	169.5	—
Acquisition, integration and other	2.9	5.0
Inventory step-up	(0.1)	—
Taxes on settlement, acquisition, integration and other and inventory step-up	(1.4)	(1.7)

Adjusted Net Earnings	$215.4	$186.6

ZIMMER HOLDINGS, INC.
Reconciliation of Net Earnings and Adjusted Net Earnings
For the Nine Months Ended September 30, 2007 and 2006
(in millions, unaudited)

	Nine Months
	Ended September 30,
	2007	2006
Net Earnings	$509.4	$589.8
Settlement	169.5	—
Acquisition, integration and other	9.5	9.5
Inventory step-up	0.2	—
Taxes on settlement, acquisition, integration and other and inventory step-up	(3.1)	(1.6)

Adjusted Net Earnings	$685.5	$597.7

ZIMMER HOLDINGS, INC.
Reconciliation of Diluted EPS and Adjusted Diluted EPS
For the Three Months Ended September 30, 2007 and 2006
(unaudited)

	Three Months
	Ended September 30,
	2007	2006
Diluted EPS	$0.19	$0.76
Settlement	0.72	—
Acquisition, integration and other	0.01	0.02
Taxes on settlement, acquisition, integration and other	(0.01)	(0.01)

Adjusted Diluted EPS	$0.91	$0.77

ZIMMER HOLDINGS, INC.
Reconciliation of Diluted EPS and Adjusted Diluted EPS
For the Nine Months Ended September 30, 2007 and 2006
(unaudited)

	Nine Months
	Ended September 30,
	2007	2006
Diluted EPS	$2.14	$2.39
Settlement	0.71	—
Acquisition, integration and other	0.04	0.04
Taxes on settlement, acquisition, integration and other	(0.01)	(0.01)

Adjusted Diluted EPS	$2.88	$2.42

Reconciliation of 2007 Projected Diluted EPS
and Projected Adjusted Diluted EPS
(unaudited)

Projected Three Months Ended December 31, 2007:	Low	High
Diluted EPS	$0.90	$0.92
Acquisition, integration and other, net of tax	0.13	0.13

Adjusted Diluted EPS	$1.03	$1.05

Note:	Acquisition, integration and other expense for the three months ended December 31, 2007 relate to estimated IPR&D write-offs resulting from the acquisition of ORTHOsoft.